UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————————
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

CAPITALSOUTH BANCORP
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51660 (Commission File Number)	63-1026645 (I.R.S. Employer Identification No.)

2340 Woodcrest Place, Suite 200, Birmingham, Alabama 35209
 (Address of principal executive offices)

(205) 870-1939
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On May 22, 2007, CapitalSouth Bancorp announced results of its 2007 annual meeting of stockholders, held on May 21, 2007. At the annual meeting, stockholders elected two directors for three-year terms that expire with the 2010 annual meeting: Charles K. McPherson, Sr., Chief Executive Officer of McPherson Oil Company, Inc. of Birmingham; and David W. Wood, Chairman of the Board of Wood Fruitticher Grocery Company in Birmingham. Stockholders also ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2007.

The press release is attached hereto as Exhibit 99.1 to this Form 8-K. In accordance with General Instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Press Release issued by CapitalSouth Bancorp on May 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITALSOUTH BANCORP

Date: May 22, 2007	By:	/s/ Carol Marsh
Carol Marsh
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by the Company on May 22, 2007.